Exhibit 99.2
Park Sterling Bank 2010Q4 Earnings Conference Call January 19, 2011

Forward Looking Statements and Additional Information Forward Looking Statements This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. The forward-looking statements made represent Park Sterling's current expectations, plans or forecasts of its future results and condition, including expectations regarding its new business strategy of engaging in bank mergers and organic growth and anticipated asset size, refinement of the loan loss allowance methodology, recruiting of key leadership positions, decreases in construction and development loans and other changes in loan mix, changes in deposit mix, capital and liquidity levels, net interest income, credit trends and conditions, including loan losses, allowance, charge-offs, delinquency trends and nonperforming asset levels, emerging regulatory expectations and measures, and other similar matters. These statements are not guarantees of future results or performance and involve certain risks and uncertainties that are based on our beliefs and assumptions and on the information available to us at the time that these disclosures were prepared. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC or FDIC; Park Sterling's inability to identify and successfully negotiate and complete combinations with potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combination; the effects of negative economic conditions, including stress in the commercial real estate markets or delay or failure of recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of our allowance; deterioration in the credit quality of our loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in our investment securities portfolio; legal and regulatory developments; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting and the impact on Park Sterling's financial statements; Park Sterling's ability to attract new employees; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward- looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. Additional Information Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix to this presentation. 2

Fourth Quarter Financial Highlights 3 Key Activities Financial Highlights Continued activities initiated last quarter Completed initial investments Remain focused on changing loan and deposit mix Formed bank holding company (January) Hired first de novo market leader (Emory Ware, South Carolina Market President) Continued recruiting in other markets Fully engaged in M&A activities Accelerated hiring of Chief Risk Officer, Nancy Foster, to complete executive management team (November 15, 2010) Began adjusting management of loan portfolio given extended economic downturn and shifting borrower capacity and willingness Expanding review and re-grading of loan portfolio Aggressively pursuing repayment strategies Positioning higher-risk exposures for more aggressive disposition Actively recruiting new Chief Credit Officer (Unaudited, except 2009Q4 balance sheet; $ in thousands, except per share amounts)

4 Disclosure Policy Management generally will not comment on specific M&A opportunities prior to execution of a definitive merger agreement Management generally will not comment on PSTB's interest in or involvement with other announced M&A transactions Strategic Update: Mergers and Acquisitions Charleston Columbia Greenville Spartanburg Wilmington Charlotte Raleigh Greensboro Richmond Norfolk Northern Virginia General Observations Pipeline of opportunities across Virginia and the Carolinas remains extremely active Regulatory and economic environment likely to continue increasing pressure on community banks to seek capital or sale Remain confident in ability to achieve long-term objectives Activity Update Disengaged from active dialogue on several potential transactions following initial due diligence (ranging from internal modeling through Phase I third-party credit review) Ongoing analysis of and discussion with multiple potential partner banks (operating under formal Non-Disclosure Agreements) Ongoing analysis of and discussion with additional potential partner banks (operating only with publicly available information)

5 Disclosure Policy Management generally will not comment on specific new hire opportunities prior to announcement Strategic Update: Organic Growth Charleston Columbia Greenville Spartanburg Wilmington Charlotte Raleigh Greensboro Richmond Norfolk Northern Virginia General Observations Activity Update Hired Emory Ware as South Carolina Market President Member of PSTB Operating Committee Initial activity to be based in Charleston Ongoing discussion with senior C&I and income producing CRE bankers Attractive list of both potential market leaders and senior producers Actively recruiting in target markets Remain confident in ability to achieve objectives

6 Established Senior Management Credit Committee to reinforce credit practices and accountabilities Reviewed all Grade 7 (Substandard) and worse loans to confirm Identification of impaired and restructured loans Appropriateness of specific reserves Necessity of charge-offs Reviewed all OREO assets to confirm carrying values Enhanced Allowance methodology to include more comprehensive qualitative component Mid-August through September Asset Quality: Adjusting Management of Loan Portfolio Incorporated new screening process in Senior Management Credit Committee to ensure consistent approach to both new underwritings and higher risk exposures Established bi-weekly review of all past due loans October through Mid-November Chief Risk Officer established new Watch List reporting (all Grade 7/ Substandard, Grade 6/Special Mention, Grade 5 and worse loans) Identification of impaired and restructured loans Appropriateness of specific reserves Necessity of charge-offs Appropriate strategies in place for principal repayment Reviewed all OREO assets to confirm carrying values Developed go-forward review strategy on remaining exposures Mid-November through December Key Takeaways Borrower/ guarantor/ project quality very good at origination Extended cycle exerting pressure Borrower/guarantor showing signs of stress in capacity and willingness Non-performing loans not peaked Key Takeaways Necessary credit processes in place, but need for greater focus and discipline Accelerated plans to fill new Chief Risk Officer position Housing market cooling further following expiration of tax credits Key Takeaways Need for focused leadership in both performing and classified portfolios

7 Asset Quality: Loan Portfolio Shows Stress (Sources: Bureau of Labor Statistics, MLS) Management perception of North Carolina as late-cycle market proving true Charlotte MSA unemployment (10.2% October 2010) expected to remain above national average through 2011 Residential housing falling under renewed pressure without benefit of buyer tax incentives Diminishing guarantor capacity and willingness to support projects as protracted downturn now impacting even highest quality projects Collateral values under pressure as lenders aggressively pursue alternatives Charlotte MSA Pending Residential Contracts 2010 Q4 C&D Loan Portfolio Continued Economic Malaise Total C&D $96.9 million (Unaudited; $ in thousands) (Loan portfolio details shown before deferred loan fees)

8 2010 Q4 Loan Grade Distribution Asset Quality: Loan Performance Asset Quality by Type (Unaudited; $ in thousands) (Loan grade distribution shown before deferred loan fees)

9 Asset Quality: Non-Performing Assets (Unaudited) NPAs / Total Loans + OREO (%) Peer group percentiles include depository institutions headquartered in Virginia and the Carolinas with $400 million to $4 billion in total assets. (Source: SNL) NPAs / Total Assets (%) As a result of aggressive portfolio actions, non-performing assets rose to $43.4 million during 2010Q4 (including nonperforming loans, restructurings and OREO) Represents 7.04% of Total Assets Represents 10.81% of Total Loans and OREO Ratio of NPAs + 90 Day Past Due to Tangible Common Equity + Reserves remains manageable at 22.88% NPAs + 90 Day PD / TCE + Reserves (%)

10 Total loans increased $2.2 million (1%) to $399.8 million in 2010Q4 Marked continued progress reducing construction and development loans ("C&D") $12.2 million, or 11%, from 2010Q3 $30.9 million, or 24%, from 2009Q4 $62.0 million, or 39%, from 2008Q4 peak .... as well as continued growth in owner-occupied and commercial and industrial ("C&I") loans $4.5 million, or 5%, from 2010Q3 $11.0 million, or 12%, from 2009Q4 2010 Q4 Loan Portfolio Reducing C&D Loans Growing Owner-Occupied and C&I Loans Total Loans $399.8 million Financial Review: Loan Mix (Unaudited; $ in thousands) (Loan portfolio details shown before deferred loan fees)

11 ALLL model results in $726 thousand (6%) decrease in allowance due to movement in impaired loans Impaired component impacted by charge-off activity on previously identified impaired loans with specific reserves Ratio of Allowance to Total Loans remains strong at 3.11% Ratio of Allowance to NPAs + 90 Day Past Due declines to 28.7% Allowance for Loan and Lease Losses ($) Asset Quality: Allowance for Loan and Lease Losses (Unaudited; $ in thousands) Allowance / NPLs + TDR + 90 Day PD + OREO (%) Allowance / Total Loans (%) Peer group percentiles include depository institutions headquartered in Virginia and the Carolinas with $400 million to $4 billion in total assets. (Source: SNL)

Financial Review: Capital Ratios Remain Exceptional 12 Tangible Common Equity / Tangible Assets (%) Total Risk Based Capital Ratio (%) Leverage Ratio (%) Summary Peer group percentiles include depository institutions headquartered in Virginia and the Carolinas with $400 million to $4 billion in total assets. (Source: SNL) (Unaudited, except 2009Q4 balance sheet; $ in thousands)

Financial Review: Liquidity Ratios Remain Exceptional 13 Regulatory Liquidity Ratio (%) Summary Cash & Investments/ Assets (%) Peer group percentiles include depository institutions headquartered in Virginia and the Carolinas with $400 million to $4 billion in total assets. (Source: SNL) Total Loans/ Deposits (%) (Unaudited, except 2009Q4 balance sheet; $ in thousands) (Wholesale Funding includes brokered CDs and FHLB borrowings. Liquidity Ratio follows regulatory definition.)

Financial Review: Initial Investment Activity Completed 14 2010Q4 Cash and Securities Mix Summary (Unaudited, except 2009Q4 mix; $ in thousands) (Cash includes CDs at other banks. Securities exclude FHLB and Pacific Coast Bankers Bank stock) Total Cash and Securities $206.0 million Principal Cash Flows

Financial Review: Funding Profile Continues to Improve 15 2010Q4 Deposit Mix Summary Total Deposits $407.8 million Brokered CD Maturities (Unaudited, except 2009Q4 deposit mix and borrowed funds. $ in thousands) (Wholesale Funding includes brokered CDs and FHLB borrowings.)

Financial Review: Earnings 16 Net Interest Income (Unaudited, except 2009Q4 average funds; $ in thousands) Net interest income increased $265 thousand (7.3%) to $3.9 million on a linked-quarter basis Average earning assets increased $88.6 million , including $5.1 million (1%) in loans and $83.4 million (59%) in investments in this first full quarter following the equity raise Net interest margin fell 22 basis points to 2.52% due in part to lower average yields on the new investments Results included a $234 thousand (21 basis point) reversal in interest income due to increased non- performing loans Noninterest Expense Noninterest expenses increased $558 thousand (19%) on a linked-quarter basis Personnel expenses increased $337 thousand (19%) following first full quarter of growth initiative Legal and professional expenses increased $130 thousand, largely as a result of expenses associated with being a new public company Other expenses increased $162 thousand (38%), largely as a result of expenses associated with M&A due diligence activities Non-cash stock expenses totaled $328 thousand for the quarter, representing 9% of total expenses

Financial Review: Emerging Regulatory Focus 17 Regulatory Commitment (PSTB) (Unaudited; $ in thousands) Emerging Regulatory Approach (Industry) Commitment to maintain 10.00% Tier 1 Leverage Ratio for first three years following equity offering Could add $1.16 billion to period end balance sheet without breaching regulatory guidance Actual acquisition capacity will be a function of multiple variables (e.g., cash/stock consideration mix, loan portfolio after marks, Tier 1 capital contribution) Classified assets should not exceed 50% of Tier 1 Capital plus Allowance for Loan and Lease Losses (ALLL) Could absorb $46.6 million of additional Classified Assets on period end balance sheet without breaching regulatory guidance Actual acquisition capacity will be a function of multiple variables (e.g., cash/stock consideration mix, classified assets after marks, Tier 1 capital contribution, ability to move classified assets)

Primary Due Diligence Objectives (Credit) Identify platform bank with Strong credit culture Good regulatory standing Balance sheet capable of withstanding cycle Primary Due Diligence Approach (Credit) Credit due diligence included reviewing Financials and third-party audits Committee minutes and packages Watch list and OREO packages Allowance methodology and model Evaluated portfolio under "More Adverse" SCAP (see illustration) Updated Observations about PSTB "Cherry-picked" best clients and projects .... true, but extended economic duration now a challenge Unhealthy concentration in C&D loans ... true "Best-in-class" community bank credit practices ... true, but clear opportunities for improvement Positive regulatory relationships ... true Sufficient capital, reserves and earnings to manage SCAP losses over time ... true (cumulative losses to 27% of "More Adverse" SCAP), but economic outlook and diminished borrower capacity/ willingness warrant more aggressive approach 18 Financial Review: Equity Road Show Discussions (Unaudited; $ in thousands) (Note: This financial information is presented for illustrative purposes only and does not represent an estimate or forecast of management's expectations.)

Q & A 19

20 Appendix: Reconciliation of Non-GAAP Measures Tangible assets, tangible common equity, tangible book value and related ratios, as used throughout this presentation, are non-GAAP financial measures. "Tangible assets" equals period end total assets less intangible assets. "Tangible common equity" equals period end common shareholders' equity less intangible assets. "Tangible book value per share" equals period end tangible common equity divided by period end common shares issued and outstanding. See the table below for the non-GAAP measures and corresponding reconciliations to GAAP financial measures. (Unaudited, except 2009Q4; $ in thousands)

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